UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): March 6, 2020

AGEAGLE AERIAL SYSTEMS INC.

(Exact name of registrant as specified in charter)

Nevada	3721	88-0422242
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

117 S. 4th Street

Neodesha, Kansas 66757
(Address Of Principal Executive Offices) (Zip Code)

620-325-6363
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2020, AgEagle Aerial Systems Inc. (the “Company”), received notification from Mr. Barrett Mooney that he is tendering his resignation as Chief Executive Officer of the Company. The board of directors (the “Board”) and Mr. Mooney have reached a mutual agreement that he will continue in his role as Chief Executive Officer for an additional sixty (60) days through May 5, 2020 (the “Transition Period”) during which time the Company shall begin its executive search for his replacement.

On March 6, 2020, the Company also received notification from Mr. Bret Chilcott that he is tendering his resignation as President of the Company and as Chairman of the Board. The Board and Mr. Chilcott have reached a mutual agreement that he will continue in his roles as President and Chairman during the Transition Period. Thereafter, Mr. Chilcott will no longer continue as an officer or director of the Company, but will be an employee of the Company and will advise the Company for a period of 12 months after the Transition Period to help ensure a seamless leadership transition. At the end of such 12-month period it is Mr. Chilcott’s intention to retire.

It was also agreed that after the Transition Period, Mr. Mooney would continue with the Company in the role as Chairman of the Board to replace Mr. Chilcott for a period of 12 months.

The Compensation Committee of the Board and each of Messrs. Mooney and Chilcott are currently in discussions concerning compensation during the Transition Period and in their new roles thereafter. The Company will file an amendment to this Current Report on Form 8-K at such time as compensation has been finalized.

The Company has engaged the firm of Hobbs & Towne, Inc. (HTI) to assist in the executive search. HTI has recruited executives across some of the most important and impactful technology categories, including but not limited to Aerospace, Agriculture, AI, Bio & Medical, Data Science, Energy, Food, IoT, Mobility, Robotics and Sustainability.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
99.1	AgEagle Aerial Systems, Inc. Press Release, dated March 12, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEAGLE AERIAL SYSTEMS INC.

By:	/s/ Barrett Mooney
Name:	Barrett Mooney
Title:	Chief Executive Officer

Dated: March 12, 2020

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